UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund:    BlackRock Funds

BlackRock Exchange Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2013

Date of reporting period: 06/30/2013

Item 1 – Report to Stockholders

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)	BLACK ROCK®

BlackRock Exchange Portfolio	of BlackRock FundsSM

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. The much-anticipated monetary stimulus ultimately came in September when the ECB and the US Federal Reserve announced their plans for increasing global liquidity.

Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings, and volatility rose in advance of the US Presidential election. In the post-election environment, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move inversely with yields.)

However, February brought a slowdown in global economic momentum and investors toned down their risk appetite. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. US equities moved higher through the spring, with major indices notching a string of all-time highs until finally peaking in late May. Markets abruptly reversed course on May 22 when the US Federal Reserve hinted at a gradual pull-back on monetary policy accommodation. Volatility picked up considerably after this announcement and risk assets broadly slid through the remainder of the period.

Volatility has been higher in financial markets outside the United States in 2013. International equities weakened in the middle of the first quarter when political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks. A poor outlook for European economies already mired in recession further dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results. US equities were particularly strong. International equities also performed well, although rising uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets were especially hurt by slowing growth and concerns about a shrinking global money supply. US Treasury yields remained low from a historical perspective, but were highly volatile and rose sharply in the final two months of the period amid concerns about monetary policy tightening. In this volatile rate environment, US Treasury and investment grade corporate bond prices declined. Returns on high yield and tax-exempt municipal bonds, which had benefited from supportive market conditions during most of the period, were also weighed down by the recent spike in rates. Short-term interest rates, however, remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes in a portfolio that moves freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	13.82%	20.60%
US small cap equities (Russell 2000® Index)	15.86	24.21
International equities (MSCI Europe, Australasia, Far East Index)	4.10	18.62
Emerging market equities (MSCI Emerging Markets Index)	(9.57)	2.87
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.11
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(4.88)	(4.21)
US investment grade bonds (Barclays US Aggregate Bond Index)	(2.44)	(0.69)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.55)	0.51
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.42	9.49

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2013

Investment Objective

BlackRock Exchange Portfolio’s (the “Fund”) investment objective is long-term growth of capital and consequent long-term growth of income.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2013, the Fund outperformed its benchmark, the S&P 500® Index.

What factors influenced performance?

•	Relative to the benchmark index, positive performance in the financials and information technology (“IT”) sectors more than offset negative results in health care and energy.

•

Stock selection in the financials and IT sectors accounted for the majority of the Fund’s outperformance during the period. Within financials, consumer finance holding American Express Co. was the greatest individual contributor, followed by Berkshire Hathaway, Inc. Shares of American Express Co. moved higher as the company has been a prime beneficiary of the recent acceleration in high-end consumer spending. Berkshire Hathaway, Inc.’s stock advanced as investors anticipated a bounce in the US economy and sought to participate in the company’s diverse holdings. The Fund’s avoidance of real estate investment trusts also proved beneficial to relative results as the industry significantly lagged other financials and the broader equity market. Within IT, the Fund’s avoidance of key benchmark holding Apple, Inc. was most advantageous as the stock sold off amid weakening margins and slowing growth. An overweight in software giant Microsoft Corp. also aided returns as the stock generated strong gains in the first half of 2013.

•

In contrast, weakness was most pronounced in the health care and energy sectors. Within health care, the Fund’s lack of ownership in biotechnology stocks was a disadvantage as the industry was the best performer within the sector. The greatest negative impact resulted from not owning benchmark holdings Gilead Sciences, Inc., Celgene Corp. and Biogen Idec, Inc., all of which surged during the period. No exposure to health care providers & services, especially the major for-profit health insurers, also hindered relative results as these companies posted strong double-digit gains. Within energy, the prime detractor was the Fund’s position in oilfield services company Schlumberger Ltd., which performed poorly due to weakness in its North American land business, as well as uncertainty around margin improvement in its internal business.

Describe recent portfolio activity.

•	During the six-month period, the Fund’s allocation to the financials sector increased, while the weightings in IT and energy were reduced.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s largest sector overweights relative to the S&P 500® Index were financials and industrials, while the most notable underweights were in consumer discretionary and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

International Business Machines Corp.	8%
American Express Co.	8
Target Corp.	8
Berkshire Hathaway, Inc., Class B	8
Microsoft Corp.	6
Schlumberger Ltd.	5
Exxon Mobil Corp.	5
The Boeing Co.	4
Johnson & Johnson	4
The Procter & Gamble Co.	4

Sector Allocation	Percent of Long-Term Investments

Financials	20%
Information Technology	17
Health Care	15
Industrials	13
Consumer Staples	13
Energy	11
Consumer Discretionary	8
Telecommunication Services	2
Materials	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2013

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]	The Fund normally invests largely in a diversified and supervised portfolio of common stocks, or securities convertible into common stocks. Shares of the Fund are not currently offered to the public

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary for the Period Ended June 30, 2013
	6-Month Total Returns	Average Annual Total Returns[3]
		1 Year	5 Years	10 Years

BlackRock Shares	14.60%	17.07%	6.04%	6.58%
S&P 500® Index	13.82	20.60	7.01	7.30

[3]	See “About Fund Performance” on page 6 for a detailed description of performance related information.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[5]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[4]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[4]	Annualized Expense Ratio
BlackRock Shares	$1,000.00	$1,146.00	$3.30	$1,000.00	$1,021.72	$3.11	0.62%

[4]

For the BlackRock Shares of the Fund, expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[5]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2013	5

About Fund Performance

•

BlackRock Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are not currently available for purchase. Shares are available only through the reinvestment of dividends and capital gains.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value

(“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after May 1, 2014.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 7.7%
The Boeing Co.	71,504	$7,324,870
General Dynamics Corp.	83,872	6,569,694

		13,894,564
Beverages — 2.9%
The Coca-Cola Co.	130,177	5,221,399
Consumer Finance — 8.3%
American Express Co.	200,568	14,994,464
Diversified Financial Services — 3.6%
JPMorgan Chase & Co.	124,728	6,584,391
Diversified Telecommunication Services — 1.6%
Verizon Communications, Inc.	57,832	2,911,263
Energy Equipment & Services — 5.3%
Schlumberger Ltd.	132,988	9,529,920
Food & Staples Retailing — 1.1%
Wal-Mart Stores, Inc.	27,424	2,042,814
Food Products — 1.4%
Kraft Foods Group, Inc.	17,761	992,307
Mondelez International, Inc., Class A	53,285	1,520,221

		2,512,528
Household Products — 3.6%
The Procter & Gamble Co.	85,822	6,607,436
Industrial Conglomerates — 2.7%
General Electric Co.	209,999	4,869,877
Insurance — 7.9%
Berkshire Hathaway, Inc., Class B (a)	127,112	14,226,375
IT Services — 11.1%
International Business Machines Corp.	81,355	15,547,754
The Western Union Co.	266,480	4,559,473

		20,107,227
Life Sciences Tools & Services — 0.7%
Agilent Technologies, Inc.	29,749	1,272,067
Machinery — 2.7%
Caterpillar, Inc.	58,983	4,865,508
Metals & Mining — 0.8%
Freeport-McMoRan Copper & Gold, Inc.	53,600	1,479,896

Common Stocks	Shares	Value
Multiline Retail — 7.9%
Target Corp.	206,654	$14,230,194
Oil, Gas & Consumable Fuels — 5.4%
BP PLC — ADR	31,546	1,316,730
Exxon Mobil Corp.	93,799	8,474,740

		9,791,470
Pharmaceuticals — 14.3%
AstraZeneca PLC — ADR	64,000	3,027,200
Johnson & Johnson	80,592	6,919,629
Merck & Co., Inc.	83,999	3,901,754
Novartis AG — ADR	89,681	6,341,343
Pfizer, Inc.	204,166	5,718,690

		25,908,616
Software — 5.9%
Microsoft Corp.	308,263	10,644,321
Tobacco — 3.9%
Altria Group, Inc.	77,000	2,694,230
Philip Morris International, Inc.	50,136	4,342,780

		7,037,010
Wireless Telecommunication Services — 1.0%
Vodafone Group PLC — ADR	64,452	1,852,350
Total Long-Term Investments
(Cost — $30,027,109) — 99.8%		180,583,690

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (b)(c)	116,763	116,763
Total Short-Term Securities (Cost — $116,763) — 0.1%		116,763
Total Investments (Cost — $30,143,872) — 99.9%		180,700,453
Other Assets Less Liabilities — 0.1%		218,163

Net Assets — 100.0%		$180,918,616

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Investments in issuers considered to be an affiliate of the Fund during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at June 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	198,911	(82,148)	116,763	$127
BlackRock Liquidity Series LLC, Money Market Series	—	—	—	$1,896

(c)	Represents the current yield as of report date.

Portfolio Abbreviation
ADR American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2013	7

Schedule of Investments (concluded)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$180,583,690	—	—	$180,583,690
Short-Term Securities	116,763	—	—	116,763
Total	$180,700,453	—	—	$180,700,453

[1] See above Schedule of Investments for values in each industry.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, cash of $16,410 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

8	BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2013

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $30,027,109)	$180,583,690
Investments at value — affiliated (cost — $116,763)	116,763
Cash	16,410
Dividends receivable — unaffiliated	369,808
Receivable from Manager	529
Securities lending income receivable — affiliated	266
Dividends receivable — affiliated	13
Prepaid expenses	2,754

Total assets	181,090,233

Liabilities
Capital shares redeemed payable	50,409
Investment advisory fees payable	72,111
Professional fees payable	26,450
Other affiliates payable	7,227
Officer’s and Trustees’ fees payable	1,567
Other accrued expenses payable	13,853

Total liabilities	171,617

Net Assets	$180,918,616

Net Assets Consist of
Paid-in capital	$27,190,253
Undistributed net investment income	1,525,551
Accumulated net realized gain	1,646,231
Net unrealized appreciation/depreciation	150,556,581

Net Assets	$180,918,616

Net Asset Value
BlackRock Shares outstanding, unlimited number of shares authorized, $0.001 par value	246,220

Net asset value	$734.78

See Notes to Financial Statements.

BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2013	9

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends — unaffiliated	$2,348,940
Foreign taxes withheld	(32,680)
Securities lending — affiliated — net	1,896
Dividends — affiliated	127

Total income	2,318,283

Expenses
Investment advisory	436,887
Administration	87,378
Professional	33,006
Printing	13,469
Custodian	4,926
Transfer agent	4,153
Officer and Trustees	3,958
Miscellaneous	6,557

Total expenses	590,334
Less fees waived by Manager	(22,260)
Less administration fees waived	(21,844)
Less transfer agent fees waived	(808)
Less transfer agent fees reimbursed	(3,345)

Total expenses after fees waived and reimbursed	542,077

Net investment income	1,776,206

Realized and Unrealized Gain
Net realized gain from:
Investments	235,871
Litigation proceeds	5,142
Redemption-in-kind transactions	1,405,218

1,646,231

Net change in unrealized appreciation/depreciation on investments	20,097,058

Total realized and unrealized gain	21,743,289

Net Increase in Net Assets Resulting from Operations	$23,519,495

See Notes to Financial Statements.

10	BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2013

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$1,776,206	$3,916,877
Net realized gain from investment transactions	241,013	622,144
Net realized gain from redemption-in-kind transactions	1,405,218	46,969,444
Net change in unrealized appreciation/depreciation	20,097,058	(32,093,127)

Net increase in net assets resulting from operations	23,519,495	19,415,338

Dividends to Shareholders From
Net investment income from BlackRock Shares	(309,074)	(4,070,301)[1]

Capital Share Transactions
Shares issued in reinvestment of dividends	69,979	837,092
Shares redeemed	(3,322,505)	(61,487,277)

Net decrease in net assets derived from capital share transactions	(3,252,526)	(60,650,185)

Net Assets
Total increase (decrease) in net assets	19,957,895	(45,305,148)
Beginning of period	160,960,721	206,265,869

End of period	$180,918,616	$160,960,721

Undistributed net investment income	$1,525,551	$58,419

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2013	11

Financial Highlights

	BlackRock
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,					Period October 1, 2008 to December 31, 2008		Year Ended September 30, 2008

			2012		2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$641.74		$602.01		$606.04	$548.49	$443.11	$572.26		$676.66

Net investment income[1]	7.15		12.28		10.61	8.67	9.12	2.24		8.07
Net realized and unrealized gain (loss)	87.14		41.77		(3.88)	57.43	105.72	(124.70)		(105.98)

Net increase (decrease) from investment operations	94.29		54.05		6.73	66.10	114.84	(122.46)		(97.91)

Dividends from net investment income	(1.25)		(14.32)[2]		(10.76)[2]	(8.55)[2]	(9.46)[2]	(6.69)	[2]	(6.49)[2]

Net asset value, end of period	$734.78		$641.74		$602.01	$606.04	$548.49	$443.11		$572.26

Total Investment Return[3]
Based on net asset value	14.60%	[4,5]	8.90%		1.14%	12.12%	26.10%	(21.35)%	[5]	(14.56)%

Ratios to Average Net Assets
Total expenses	0.68%	[6]	0.74%		0.67%	0.67%	0.68%	0.71%	[6]	0.65%

Total expenses after fees waived, reimbursed and paid indirectly	0.62%	[6]	0.69%	[7]	0.62%	0.62%	0.61%	0.60%	[6]	0.60%

Net investment income	2.03%	[6]	1.91%		1.74%	1.54%	1.96%	1.94%	[6]	1.28%

Supplemental Data
Net assets, end of period (000)	$180,919		$160,961		$206,266	$218,648	$202,530	$175,546		$238,201

Portfolio turnover	—		6%		—	2%	—	—		—

[1]	Based on average shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 14.59%.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes federal income taxes. Excluding such tax expense, total expenses after fees waived, reimbursed and paid indirectly would have been 0.62%.

See Notes to Financial Statements.

12	BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2013

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. These financial statements relate to one series of the Trust, BlackRock Exchange Portfolio (the “Fund”). The Fund is classified as diversified.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price (long positions) or ask (short positions). If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Redemptions-In-Kind: The Fund transferred securities and cash to shareholders in connection with a redemption-in-kind transaction. For purposes of US GAAP, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such redemptions-in-kind are shown as redemption-in-kind transactions in the Statement of Operations. For the six months ended June 30, 2013, the Fund had redemptions-in-kind of $1,694,711.

BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2013	13

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The Fund’s current practice is to retain long-term capital gains and to pay federal taxes thereon at corporate tax rates on behalf of the shareholders. For federal income tax purposes, each shareholder will be required to include their proportionate share of the retained capital gains in income and are entitled to report a credit for their share of the tax paid by the Fund. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund’s current practice is to retain long-term capital gains and to pay federal taxes thereon at corporate tax rates on behalf of the shareholders. For federal income tax purposes, each shareholder will be required to include their proportionate share of the retained capital gains in income and are entitled to report a credit for their share of the tax paid by the Fund.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations.

The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”).

14	BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2013

Notes to Financial Statements (continued)

BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2013, any securities on loan were collateralized by cash.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.50%
$1 Billion - $3 Billion	0.47%
$3 Billion - $5 Billion	0.45%
$5 Billion - $10 Billion	0.44%
Greater than $10 Billion	0.43%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the six months ended June 30, 2013, the amount waived was $113.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Fund. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of the Fund. The combined administration fee, which is shown as administration in the Statement of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 Million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, the Fund is charged an administration fee, which is shown as administration in the Statement of Operations, based on the following percentages of average daily net assets of the BlackRock Share class:

Average Daily Net Assets	Administration Fee
First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Fund which are included in administration fees waived in the Statement of Operations. For the six months ended June 30, 2013, the Fund paid $41,363 to the Manager in return for these services, which is included in administration and administration fees waived in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses to 0.62% of the Fund’s average daily net assets. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2014 unless approved by the Board, including a majority of the Independent Trustees. These amounts waived or reimbursed are included in fees waived by Manager and shown as administration fees waived, transfer agent fees waived and transfer agent fees reimbursed, respectively, in the Statement of Operations. For the six months ended June 30, 2013, the amount included in fees waived by Manager was $22,147.

If during the Fund’s fiscal year the operating expenses of the BlackRock Share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for the BlackRock Share class, the Manager is entitled to be reimbursed by the BlackRock Share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for the BlackRock Share class exceeds the operating expenses of the BlackRock Share class for the current fiscal year, provided that: (1) the Fund has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for the BlackRock Share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the

BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2013	15

Notes to Financial Statements (continued)

amount available to reimburse the Manager shall be calculated by reference to the expense limit for the BlackRock Share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for the BlackRock Share class.

On June 30, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires December 31,
	2013	2014	2015
Fund Level	$34,473	$31,011	$22,147
BlackRock	$61,642	$59,713	$25,997

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2013, BIM received $1,021 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statement of Operations.

5. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the six months ended June 30, 2013, were $434,808 and $2,379,535, including $1,694,711 of sales representing redemptions-in-kind, respectively.

The Fund received proceeds from settlement of litigation where they were able to recover a portion of investment losses previously realized by the Fund. This amount is shown as litigation proceeds in the Statement of Operations.

6. Income Tax Information:

As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$30,289,942

Gross unrealized appreciation	$150,904,966
Gross unrealized depreciation	(494,455)

Net unrealized appreciation	$150,410,511

7. Bank Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended June 30, 2013.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

16	BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2013

Notes to Financial Statements (concluded)

As of June 30, 2013, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

9. Capital Share Transactions:

Transactions in BlackRock Shares were as follows:

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Shares issued in reinvestment of dividends	99	1,282
Shares redeemed	(4,700)[1]	(93,090)[2]

Net decrease	(4,601)	(91,808)

[1]	Including (2,787) representing redemptions-in-kind.
[2]	Including (86,115) representing redemptions-in-kind.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2013	17

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 11, 2013 (the “April Meeting”) and May 21-22, 2013 (the “May Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Agreement”) with BlackRock Advisors, LLC (“BlackRock”), the Trust’s investment advisor, on behalf of BlackRock Exchange Portfolio (the “Fund”), a series of the Trust.

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the

Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

18	BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2013

Disclosure of Investment Advisory Agreement (continued)

economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Trust with respect to the Fund for a one-year term ending June 30, 2014. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2013	19

Disclosure of Investment Advisory Agreement (continued)

The Board noted that the Fund ranked in the fourth, fourth and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and three-year periods compared to its Lipper Performance Universe. The Board was informed that, among other things, the Fund is subject to tax and trading restrictions, limiting discretionary trading activity in the portfolio. The Fund does not receive inflows to fund purchases of new securities, and sales are typically done solely to meet investor redemptions.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance. BlackRock and the Board concurred, given the Fund’s poor historical performance, in changing the portfolio management team effective January 2013. Both BlackRock and the Board are hopeful that the change in portfolio management will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the Fund’s performance.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total net operating expenses as a percentage of the Fund’s average daily net assets.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an

20	BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2013

Disclosure of Investment Advisory Agreement (concluded)

increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Trust, with respect to the Fund, for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2013	21

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

22	BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2013	23

A World-Class Mutual Fund Family

 BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short

    Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology

    Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income

    Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund
	LifePath Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

24	BLACKROCK EXCHANGE PORTFOLIO	JUNE 30, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EXCH-6/13-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: August 29, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: August 29, 2013

3